                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         Revere Federal Savings BanCorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                        December 16, 1999

Dear Stockholder:

    You are cordially invited to attend the 2000 Annual Meeting of Shareholders of RFS Bancorp, Inc. (the "Company"), the holding company for Revere Federal Savings Bank (the "Bank"), Revere, Massachusetts, which will be held on
January 19, 2000 at Howard Johnson's, 407 Squire Road, Revere, Massachusetts 02151, at 10:00 a.m. Eastern Time (the "Annual Meeting").

    The attached Notice of the 2000 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company and the Bank and you will have an opportunity to ask questions.

    The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

    Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

    On behalf of the Board of Directors and the employees of RFS Bancorp, Inc. and Revere Federal Savings Bank, we thank you for your continued support and look forward to seeing you at the meeting.

                                        Sincerely yours,

                                        [SIGNATURE]

                                        James J. McCarthy
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

RFS BANCORP, INC.
310 BROADWAY
REVERE, MASSACHUSETTS 02151

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             DATE: WEDNESDAY, JANUARY 19, 2000,
                             TIME: 10:00 A.M., LOCAL TIME
                             PLACE: HOWARD JOHNSON'S, 407 SQUIRE ROAD
                                   REVERE, MASSACHUSETTS 02151

At our 2000 Annual Meeting, we will ask you to:

    - Elect three Directors for a three-year term expiring at the 2003 Annual Meeting. The following three directors are the Board of Director's nominees.

               Carmen Mattuchio  Mark Robinson  John J. Verrengia

    - Approval of Article VII of the 1999 RFS Bancorp, Inc. Stock Option Plan.

    - Approval of Article X of the 1999 RFS Bancorp, Inc. Recognition and Retention Plan.

    - Ratify the appointment of Shatswell, MacLeod & Co., P.C. as our independent auditors for the fiscal year ending September 30, 2000; and

    - Transact any other business as may properly come before the Annual
      Meeting.

    You may vote at the Annual Meeting if you were a stockholder of the Company at the close of business on December 3, 1999, the record date.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Ernest F. Becker
                                          SECRETARY

Revere, Massachusetts
December 16, 1999

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

GENERAL

    We sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting.

    We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about December 16, 1999 to all shareholders entitled to vote. If you owned the Company's common stock at the close of business on December 3, 1999, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 933,523 shares of common stock outstanding.

QUORUM REQUIREMENT

    A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock of the Company entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

    You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned of record at the close of business on December 3, 1999. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

    You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5.

    If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in this Proxy Statement.

VOTE REQUIRED

PROPOSAL 1:............  The three nominees for director who receive the most votes
Elect Three              will be elected. So, if you do not vote for a nominee, or
Directors                you indicate "withhold authority" for any nominee on your
                         proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

PROPOSAL 2 & 3:........  The rules and regulations of the Office of Thrift
Approval of              Supervision ("OTS") determine the vote required to take
Article VII              action with respect to the RFS Bancorp, Inc. 1999 Stock
of the Option Plan;      Option Plan (the "Option Plan") and the RFS Bancorp, Inc.
and                      1999 Recognition and Retention Plan (the "RRP"). Approval of
Approval of Article X    each proposal requires the affirmative vote of a majority of
of the RRP.              votes eligible to be cast at the Annual Meeting and the
                         affirmative vote of a majority of votes eligible to be cast by persons other than Revere, MHC. So, if you "abstain" from voting, it has the same effect as if you voted "against"
                         these proposals.

PROPOSAL 4:............  The affirmative vote of a majority of the shares present in
Ratify Appointment       person or by proxy at the Annual Meeting and entitled to
of Independent           vote on this proposal is required to ratify the appointment
Public Accountants       of Shatswell, MacLeod & Co., as the Company's independent
                         certified public accountants. So, if you "abstain" from
                         voting, it has the same effect as if you voted "against"
                         this proposal.

EFFECT OF BROKER NON-VOTES

    If your broker holds shares that you own in "street name", the broker may vote your shares on Proposal 1 and Proposal 4 listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

    - PROPOSAL 1: Elect Three Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

    - PROPOSALS 2 & 3:  Approval of Article XII of the Option Plan; Approval of
      Article X of the RRP. A broker non-vote will have the effect of a vote against these proposals.

    - PROPOSAL 4: Ratify Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

CONFIDENTIAL VOTING POLICY

    The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

    You may revoke your proxy at any time before it is exercised by:

    - Filing with the Company a letter revoking the proxy;

    - Submitting another signed proxy with a later date; and

    - Attending the Annual Meeting and voting in person, if you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

    IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a valid proxy from the registered holder of your shares confirming your ownership of shares of the Company.

SOLICITATION OF PROXIES

    The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

    - mail;

    - telephone; and

    - other forms of communication.

    We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. The Company has hired Mackenzie Partners to assist in the solicitation of proxies for a fee not to exceed $5,000, plus out-of-pocket expenses.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

    If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 1999, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

             Anthony J. Patti
             Executive Vice President and Chief Financial Officer
             RFS Bancorp, Inc.
             310 Broadway
             Revere, Massachusetts 02151

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

    Directors and officers of the Bank and the Company have been granted stock options and restricted stock awards under the Stock Option Plan and Recognition and Retention Plan. Currently, the vesting of stock options and restricted stock awards may be accelerated only upon the death or disability of the grantee. The stock options and restricted stock awards will vest upon the retirement of such person if the amendments being presented for approval in Proposal 2 and 3 are approved by the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

    The following table contains stockholder information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of September 30, 1999. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options). Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the Securities and Exchange Commission (the "SEC") and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                               NAME AND ADDRESS OF   AMOUNT AND NATURE OF
TITLE OF CLASS                                  BENEFICIAL OWNER     BENEFICIAL OWNERSHIP   PERCENT
--------------                                 -------------------   --------------------   --------
Common stock, $.01 par value.................  Revere, MHC                  494,767           53.0%
                                               310 Broadway
                                               Revere, MA 02151

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows the Company's common stock beneficially owned by each director and named executive officer identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of the Company as a group, as of September 30, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock owned by such person or group.

                                                                       AMOUNT AND       PERCENT OF
                                                                        NATURE OF         COMMON
                                                                    BENEFICIAL OWNER-      STOCK
NAME                                          TITLE(1)                SHIP(2)(3)(4)     OUTSTANDING
----                              --------------------------------  -----------------   -----------
Ernest F. Becker                  Vice-Chairman and Director               1,658            0.18%
Arno P. Bommer                    Chairman of the Board and
                                  Director                                11,158            1.20%
Theodore E. Charles               Director                                15,658            1.68%
Anthony R. Conte                  Director                                 3,158            0.34%
Carmen R. Matthuchio              Director                                15,658            1.68%
James J. McCarthy                 President, Chief Executive
                                  Officer and Director                    20,056            2.15%
J. Michael O'Brien                Director                                 1,658            0.18%
Anthony J. Patti                  Executive Vice President and
                                  Chief Financial Officer                 10,968            1.17%
Mark Robinson                     Director                                    --              --
John J. Verrengia                 Director                                 7,600            0.81%
Angelo A. Todisco                 Director Emeritus                        2,658            0.28%
All directors and executive
  officers as a group (12
  persons)(5)                                                            130,726           14.00%

------------------------

(1) Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" above for a definition of "beneficial ownership."

(3) Includes restricted stock award of 658 shares made to each outside director under the RFS Bancorp, Inc. 1999 Recognition and Retention Plan ("RRP") as of June 29, 1999, except for Mr. Robinson who was not a director as of such date. Under the RRP, Messrs. McCarthy and Patti were also granted restricted stock awards of 4,388 and 2,633 shares of common stock, respectively, and all other executive officers as a group were granted restricted stock awards of 878 shares. Each recipient of s restricted share award has sole voting power, but no investment power, over the common stock covered by the award. The restricted stock awards will vest at the rate of 20% per year on each anniversary date of the grant, with the first installment scheduled to vest on June 29, 2000.

(4) The figures shown above include shares held in trust pursuant to the ESOP that have been allocated as of September 30, 1999, to individual accounts as follows: Messrs McCarthy--668 shares, Mr. Patti--480 shares, and all executive officers as a group 1,410 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, over such shares.

(5) The amount of shares for all directors and executive officers as a group includes 31,092 shares held by the ESOP Trust that have not been allocated to eligible participants as of September 30, 1999, over which the Compensation Committee (consisting of Messrs. Becker, McCarthy and Bommer) may be deemed to have sole "investment power," except in limited circumstances, thereby causing each such committee member to be deemed a beneficial owner. Each such person disclaims beneficial ownership of these shares. The individual participants in the ESOP have shared voting power with the ESOP Trustee with respect to the unallocated shares held in the ESOP Trust.

        ----------------------------------------------------------------

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

        ----------------------------------------------------------------

GENERAL

    The Board has nominated three persons for election as directors at the Annual Meeting. All three nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2003, or until their successors have been elected.

    We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

                                                TERM           POSITION(S) HELD WITH        DIRECTOR
NOMINEES                            AGE(1)    EXPIRES               THE COMPANY             SINCE(2)
--------                           --------   --------   ---------------------------------  --------
Carmen Mattuchio                      61        2000     Director                             1994
Mark Robinson                         42        2000     Director                             1999
John J. Verrengia                     44        2000     Director                             1994

CONTINUING DIRECTORS
--------------------
Ernest F. Becker                      69        2002     Vice-Chairman and Director           1977
Arno P. Bommer                        72        2002     Chairman of the Board and            1955
                                                         Director
Theodore E. Charles                   57        2001     Director                             1997
Anthony R. Conte                      51        2002     Director                             1988
James J. McCarthy                     39        2001     President, Chief Executive           1989
                                                         Officer and Director
J. Michael O'Brien                    46        2001     Director                             1997
Angelo A. Todisco                     71          --     Director Emeritus                    1980

------------------------

(1) At September 30, 1999.

(2) Includes terms served on the Board of Directors of Revere Federal Savings Bank.

BIOGRAPHICAL INFORMATION

    The following information relates to the directors and executive officers of the Company and the Bank. Unless otherwise indicated, each director and executive officer has held his current occupation for the last five years.

NOMINEES

    CARMEN R. MATTUCHIO has served on the Board of Directors of the Bank since 1994. Mr. Mattuchio is the owner of Burnett & Moynihan, Inc., a building materials supplier, located in Revere, Massachusetts. Mr. Mattuchio has been self-employed by Burnett & Moynihan for the past 20 years.

    MARK ROBINSON has been a director of the Bank since July 1999. Mr. Robinson is President of TransDel Corporation, a real estate development Company. Prior to becoming President, Mr. Robinson also served as a general partner, manager and partner.

    JOHN J. VERRENGIA has served on the Board of Directors of the Bank since 1994. Mr. Verrengia is a certified public accountant and is currently self-employed as principal accountant of John J. Verrengia, CPA, a professional corporation. Mr. Verrengia is also a registered investment advisor and provides financial and investment advice to clients through Anchor Investments, a consulting firm which he founded in 1992.

CONTINUING DIRECTORS

    ERNEST F. BECKER has been a director of the Bank since 1977. Mr. Becker, a licensed professional engineer, served as Chief Engineer, Vice President and President of Whitmor Company, an engineering company located in Revere, Massachusetts, from 1952 until his retirement in 1996.

    ARNO P. BOMMER has served on the Board of Directors of the Bank since 1955. He was elected to the position of Chairman of the Bank's Board of Directors in 1978. Mr. Bommer is a consultant to both the Massachusetts Dental Service Corporation and the Division of Medical Assistance of the Commonwealth of Massachusetts. He is also a partner in Fanuiel Associates, which provides dental office reviews throughout the Commonwealth of Massachusetts. Mr. Bommer is a also a licensed dentist and had a private practice in Revere, Massachusetts before his retirement in 1996.

    THEODORE E. CHARLES has been a director of the Bank since 1997. Mr. Charles is the Chairman of the Board and Chief Executive Officer of Investors Capital Holdings which is located in Lynnfield, Massachusetts. As Chairman and Chief Executive Officer of Investors Capital Holdings, Mr. Charles is responsible for supervising the brokerage and investment services provided by its affiliates, Investors Capital Corporation, a brokerage concern registered with the National Association of Securities Dealers and Eastern Point Advisors, registered investment advisors.

    ANTHONY R. CONTE was elected to the Bank's Board of Directors in 1988. Mr. Conte has been a practicing attorney since 1974. He is presently the Regional Solicitor for the U.S. Department of the Interior, Northeast Region.

    JAMES J. MCCARTHY joined the Bank in 1985 and has served as President and Chief Executive Officers of the Bank since 1989. He has also served as a director of the Bank since 1989. Prior to joining the Bank, Mr. McCarthy, a CPA, was employed by the predecessor to Ernst & Young, Boston, Massachusetts, serving in a variety of audit functions. Mr. McCarthy has also been employed by Pell Rudman & Company, a Broker Dealer/Investment Advisor firm as a consultant with respect to accounting and reporting to the NASD. Mr. McCarthy is on the Board of Directors of the Massachusetts Bankers Association and is involved in many local Revere charities and business organizations including the Revere Chamber of Commerce, Revere Rotary and the Revere Partnership for Economic Development.
Mr. McCarthy also served as the Executive Committee Chairman of the Massachusetts Thrift Fund for Economic Development until its dissolution in 1997.

    J. MICHAEL O'BRIEN has been a director of the Bank since 1997. He is the President, Chief Executive Officer and a principal of Eagle Air Freight, a domestic air freight provider, founded in 1981 and based in Chelsea, Massachusetts. Mr. O'Brien is also the trustee and a principal of O'Brien Realty Trust. O'Brien Realty Trust owns and leases warehouse and commercial office space in Chelsea, Massachusetts.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    ANTHONY J. PATTI, age 44, has been the Executive Vice President and Chief Financial Officer of the Bank since 1992. He is responsible for the financial, lending operations, information systems, customer service and marketing functions of the Bank on a day-to-day basis. Prior to joining the Bank, Mr. Patti served as an Operations Specialist for the Resolution Trust Corporation. Mr. Patti has also been employed by the Home Owners Savings Bank, F.S.B., located in Boston, Massachusetts where he served as a First Vice President and Controller and by Andover Savings Bank, Andover, Massachusetts, where he served as Comptroller.

    JUDITH E. TENAGLIA, age 47, has been employed by the Bank for 21 years and has been Treasurer of the Bank since 1991. Prior to becoming the Bank's Treasurer, Ms. Tenaglia worked in the customer service department of the Bank.

DIRECTOR EMERITUS

    ANGELO A. TODISCO was elected to the Board of Directors of the Bank in 1980, and served on the Board of Directors of the Company and the Bank until 1999.
Mr. Todisco is a retired licensed public adjuster and serves as President of DePiano & Todisco Adjusters, Inc. which appraises damages to residential and commercial properties on behalf of its clients in connection with the settlement of insurance claims.

--------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.
--------------------------------------------------------------------------------

              INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors currently consists of nine members. The Company's Federal Stock Charter and Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the Annual Meeting.

    The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

    The Board of Directors of the Company held 12 regular meetings during the fiscal year ended September 30, 1999 and three Special Meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

    The Board of Directors of the Company has established the following committees:


NOMINATING              The Board's Nominating Committee consists of Messrs. Bommer,
COMMITTEE               McCarthy and Charles, with Director Bommer serving as the
                        Chairman of this Committee.

                        This Committee nominates individuals for election to the Company's Board of Directors.

                        The Nominating Committee met one time in the 1999 fiscal year.

COMPENSATION            The Board's Compensation Committee consists of Messrs.
COMMITTEE               Becker, Bommer, Charles and McCarthy and is chaired by
                        Director Becker.

                        The Compensation Committee provides advice and recommendations to the Board in areas of employee salaries and directors' compensation.

                        The Compensation Committee met three times in the 1999 fiscal year.

AUDIT                   The Audit Committee function is carried out by the entire
COMMITTEE               Board of Directors and is responsible for reviewing a number of periodic management reports. It also reviews the annual audit report prepared by the independent accountants and
                        recommends the appointment of the accountants.

EXECUTIVE               The Executive Committee, under certain circumstances and to
COMMITTEE               the extent permitted by law, can exercise all powers of the
                        Board of Directors when the Board is not in session.

                        The Executive Committee held 12 meetings in fiscal 1999. The present members of the Executive Committee are Messrs.
                        Bommer (Chairman), Becker and McCarthy.

DIRECTORS' COMPENSATION

    FEE ARRANGEMENTS. Currently, each director of the Bank receives the following fees:

    - fee of $350 to each director per Board meeting attended;

    - fee of $400 to the Chairman and Vice-Chairman for each Board meeting attended; and

    - fee ranging from $25 to $100 monthly for each committee meeting attended.

    Total directors' fees for fiscal 1999 were $27,525 and total committee fees were $8,050. The Company does not compensate directors of the Company for their services, but anticipates that the directors are covered by the Option Plan and RRP under consideration at the Annual Meeting.

EXECUTIVE COMPENSATION

    CASH COMPENSATION. The following table shows the cash compensation paid during the fiscal years ended September 30, 1999 and 1998, to the Chief Executive Officer of the Company and all other executive officers of the Company who received compensation in excess of $100,000 (each, a "Named Executive Officer") during the 1999 fiscal year.

                                                                                      LONG-TERM
                                                        ANNUAL COMPENSATION          COMPENSATION
                                                      -----------------------   ----------------------
                                                                                RESTRICTED                ALL OTHER
                                            FISCAL                              STOCK AWARD   OPTIONS    COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR     SALARY($)(1)   BONUS($)     ($)(2)        (#)         ($)(3)
---------------------------                --------   ------------   --------   -----------   --------   ------------
James J. McCarthy, President and             1999       156,800       6,031       31,813       10,969       12,014
  Chief Executive Officer                    1998       123,414       8,885           --           --        5,000

Anthony J. Patti, Executive Vice
  President                                  1999       110,000       4,231       19,089        6,581       10,040
  and Chief Financial Officer                1998        98,846       7,480           --           --        5,000

------------------------

(1) Includes the Named Executive Officer's base salary including all payroll deductions for health insurance under the Bank's health insurance plan and pre-tax contributions to the Bank's 401(k) Plan.

(2) The values reflected for restricted stock awards made during fiscal year 1999 represent the value of 4,388 shares of restricted stock and 2,633 shares of restricted stock awarded to Mr. McCarthy and Mr. Patti, respectively, on June 29, 1999, determined on the basis of the closing price per share on such date of $7.25. These restricted stock awards vest in 20% annual installments over a period of five years beginning on the first anniversary of the date of grant, with accelerated vesting in the event of death, disability, or, if Proposal 3 is approved by shareholders (See "Proposal 3--Article X of the RRP"), retirement while in service with the Company or the Bank. Cash dividends made with respect to these shares of restricted stock, if any, will be distributed to the award holders. As of September 30, 1999 the value of the outstanding restricted stock awards to Mr. McCarthy and Mr. Patti were $46,074 and $27,646, respectively, based on the closing price per share on that date of $10.50.

(3) Reflects matching contributions made by the Bank under the 401(k) Plan on behalf of each of Mr. McCarthy and Mr. Patti during the fiscal years ended September 30, 1999 and 1998 of $5,000. Also, reflects $7,014 and $5,040 allocated as of September 30, 1999, under the ESOP on behalf of Mr. McCarthy and Mr. Patti, respectively.

    The following table summarizes the grants of Options that were made to the Named Executive Officers pursuant to the Option Plan during fiscal 1999. The Option Plan does not provide for the grant of stock appreciation rights ("SARs").

                    OPTION/SAR GRANTS IN FISCAL YEAR 1999(1)
                               INDIVIDUAL GRANTS

                                                                PERCENT OF
                                                 SECURITIES    OPTIONS/SARS
                                                 UNDERLYING     GRANTED TO    EXERCISE OR
                                                OPTIONS/SARS    EMPLOYEES     BASE PRICE
                                                  GRANTED      FISCAL YEAR      ($ PER      EXPIRATION
NAME                                                (#)            (%)          SHARE)         DATE
----                                            ------------   ------------   -----------   ----------
James J. McCarthy, President and Chief
  Executive Officer                                10,969          44.6           7.25        6/29/09
Anthony J. Patti, Executive Vice President and
  Chief Financial Officer                           6,581          26.8           7.25        6/29/09

------------------------

(1) All options were granted on June 29, 1999, the date of shareholder approval of the Option Plan and vest at the rate of 20% per year beginning on June 29, 2000, with accelerated vesting in the case of death or disability, or, if shareholders approve Proposal 2 (see "Proposal 2--Article VII of the Option Plan"), retirement while in the service of the Company or the Bank.

    The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of the common stock, which was $10.50 per share. The first installment of options becomes exercisable on June 29, 2000.

    AGGREGATED OPTIONS IN 1999 FISCAL YEAR AND 1999 FISCAL YEAR END OPTIONS

                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                      OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT FISCAL
                                                             YEAR-END                   YEAR-END(1)
                                                                (#)                         ($)
NAME                                                 EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                 -------------------------   -------------------------
James J. McCarthy, President and Chief Executive
  Officer                                                    0/10,696                    0/34,762
Anthony J. Patti, Executive Vice President and
  Chief Financial Officer                                     0/6,581                    0/21,388

------------------------

(1) The closing price per share of common stock on September 30, 1999 was $10.50, and all options have an exercise price of $7.25 per share, which equals a spread of $3.25 per share.

EMPLOYMENT AGREEMENTS

    The Bank is a party to an Employment Agreement with each of the following persons: James J. McCarthy, President and Chief Executive Officer; Anthony J. Patti, Executive Vice President and Chief Financial Officer; and Judith E. Tenaglia, Treasurer (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank will be able to maintain a stable and competent management base. The success of the Bank depends to a significant degree on the skills and competence of the Senior Executives.

    The Employment Agreements provide for initial terms of three years, in the case of Messrs. McCarthy and Patti and two years in the case of Ms. Tenaglia. Commencing on the first anniversary of the effective date of each Employment Agreement and continuing on each anniversary date afterwards, the Senior Executive's Agreement may be extended, after review by the Bank's Board of Directors, for an additional one-year period, so that the remaining term will be three years, in the case of Messrs. McCarthy and Patti and two years, in the case of Ms. Tenaglia. If the Senior Executive's Employment Agreement is not renewed, the Agreement will expire in accordance with its terms. The current base salaries for Mr. McCarthy, Mr. Patti and Ms. Tenaglia are $156,800, $110,000, and $60,000, respectively. The Employment Agreements provide for each Senior Executive's base salary to be reviewed annually and it is anticipated that each Senior Executive's base salary will be increased on the basis of his or her job performance and the overall performance of the Bank. In addition to base salary, each Employment Agreement provides for, among other things, participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization membership deemed appropriate by the Bank and the Senior Executive.

    The Agreements provide for the termination of the Senior Executive by the Bank for "cause" as defined in the Agreement at any time during the term. In the event the Bank terminates a Senior Executive's employment for reasons other than for "cause," or in the event of the Executive's resignation from the Bank upon
(i) failure to re-appoint, elect or re-elect the executive to his or her current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities, or relocation of the Senior Executive's principal place of employment by more than 30 miles; (iii) a "change in control" of the Bank (as defined below) such as its liquidation or dissolution; or (iv) a breach of the agreement by the Bank, the Senior Executive, or in the event of death, his or her beneficiary would be entitled to a lump sum cash payment in an amount equal to the remaining base salary due to the Senior Executive at the time of termination that would have been payable during the remaining term of the Executive's Employment Agreement. In addition, the Employment Agreement for
Mr. McCarthy provides for him to receive, as additional severance, the highest cash bonus and the additional contributions or benefits that he would have earned or accrued under any employee benefit plan of the Bank or the Company during the remaining unexpired term of his Employment Agreement. As additional severance, all of the Employment Agreements provide for the Bank to continue the Senior Executive's life, health, dental and disability coverage for the remaining term of the Executive's Employment Agreement.

    The Bank's Employment Agreements have restrictions on the aggregate dollar amount of compensation and benefits payable to a Senior Executive in the event of an employment termination following a "change in control" of the Bank. In general, for purposes of the Employment Agreements and the plans maintained by the Bank, a "change in control" will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as Common Stock of the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a "change in control" of the majority of the Board of Directors of the Bank.

    If the total cash and benefits paid to a Senior Executive under an Employment Agreement together with payments under other benefit plans following a "change in control" constitute an "excess parachute payment" under section 280G of the Internal Revenue Code of 1986 (the "Code"), the compensation payable to the Senior Executive would be reduced (but not below zero) to avoid the assessment of excise taxes on such excess parachute payments.

PENSION PLAN

    The Bank maintains a tax-qualified defined benefit plan through the Financial Institutions Retirement Fund ("Pension Plan"). An employee of the Bank who has attained age 21 and completed at least one year of service with the Bank will be eligible to participate and accrue benefits under the Plan.

    The Pension Plan provides an annual pension benefit for each participant, including the Named Executive Officers, equal to 2.25% of the participant's "average annual salary" multiplied by the participant's years of benefit service, up to a maximum of 30 years. The Pension Plan defines "average annual salary" to mean the average of a participant's salary over a five year period of employment with the Bank during which the participant's salary was the highest. A participant will become fully vested in the benefits that have been accrued for him under the Pension Plan after completion of five years of service with the Bank. The Pension Plan provides for benefits to be paid in a straight life or joint and survivor annuity; however, optional forms of benefits payment, such as lump sum distributions, are also available under the Plan.

    The Bank makes annual contributions to the Pension Plan in an amount necessary to satisfy the actuarially determined minimum funding requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The assets of the Pension Plan are held in a separate trust established by the Financial Institutions Retirement Fund.

    PENSION PLAN TABLE. The following table sets forth the estimated annual benefits payable under the Pension Plan upon a participant's normal retirement at age 65, expressed in the form of a single life annuity and for the average annual salary and years of credited service specified therein. The annual benefits shown in the table assume the participant would receive his retirement benefits under the Pension Plan in the form of a straight life annuity, upon normal retirement, at age 65. The benefits provided under the Pension Plan are not integrated with federal Social Security retirement benefits. Pursuant to the terms of the Pension Plan, no more than a maximum of 30 years of service may be recognized for benefit accrual purposes.

                                           YEARS OF SERVICE AND BENEFIT PAYABLE AT RETIREMENT
                                           --------------------------------------------------
AVERAGE ANNUAL SALARY(1)                      15            20            25            30
------------------------                   --------      --------      --------      --------
$50,000..............................      $16,900       $22,500       $28,100       $ 33,800
$75,000..............................      $25,300       $33,800       $42,200       $ 50,600
$100,000.............................      $33,800       $45,000       $56,300       $ 67,500
$125,000.............................      $42,200       $56,300       $70,300       $ 84,400
$150,000.............................      $50,600       $67,500       $84,400       $101,300
$160,000.............................      $54,000       $72,000       $90,000       $108,000

------------------------

(1) Pursuant to the Internal Revenue Code, the amount of annual compensation that may be taken into account in determining pension plan benefits is limited to $160,000, as adjusted.

    As of September 30, 1999, Mr. McCarthy had 12 years and 8 months of credited service and Mr. Patti had 6 years and 6 months of credited service for benefit accrual purposes under the Pension Plan.

        ----------------------------------------------------------------

                                   PROPOSAL 2
             APPROVAL OF ARTICLE XII OF THE 1999 STOCK OPTION PLAN

        ----------------------------------------------------------------

GENERAL PLAN INFORMATION

    The stockholders of the Company approved the Option Plan, and the Option Plan became effective on June 29, 1999 (the "Option Plan Effective Date"). The purpose of the Option Plan is to enable the Company to grant certain officers, employees and outside directors a right, known as an option ("Option"), to purchase shares of the common stock of the Company at a stated price during a specified period or term. If the Option is not exercised during its term, it will expire. The Option Plan is not an employee pension or welfare benefit plan. As a result, the Option Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

    Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to Option Plans established or implemented within one year following the completion of a mutual holding company reorganization, the Option Plan contains certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee. In addition, OTS ruling positions may restrict the Company's ability to provide for, and implement, anti-dilutive provisions in the Option Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, is to be paid to shareholders.

    OTS ruling positions permit the elimination of the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that shareholder approval is obtained more than one year following the completion of the mutual holding company reorganization. Article VII of the Option Plan, which was included in the Option Plan approved by shareholders on June 29, 1999 but by its terms will become effective only if approved by the shareholders of the Company again at a meeting held after December 18, 1999, eliminates such restrictions and limitations (these changes to the Option Plan are collectively referred to herein as "Article VII"). Article VII does not increase the number of shares reserved for issuance under the Option Plan, decrease the price per share at which Options were granted under the Option Plan or alter the classes of individuals eligible to participate in the Option Plan. In the event that Article VII is not approved by the shareholders at the Annual Meeting, Article VII will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, including the provisions set forth in Article VII, are summarized below. The full text of Article VII of the Option Plan is set forth as Appendix A to this Proxy Statement and the summary of Article VII provided below is qualified in its entirety by such reference.

PURPOSE OF THE OPTION PLAN

    The Option Plan is a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of the Company by providing its key officers, employees and directors with an "equity stake" in the Company that will encourage them to achieve corporate goals and increase the value of the Company and its subsidiaries. The Option Plan will also assist the Company in attracting and retaining officers, employees and directors of outstanding caliber and experience through future grants to be made from the Option Plan's share reserve.

DESCRIPTION OF THE OPTION PLAN

    ADMINISTRATION. The Option Plan is administered by the members of the Compensation Committee (the "Committee"). The Committee selects the officers and employees who will receive Options under the Option Plan. In addition, the Committee determines, in accordance with the provisions of the Option Plan, the specific terms of each Option, such as the number of shares to be covered by the Option and the time and procedure for exercising the Option. Subject to certain limitations specified in the Option Plan, the Committee has complete authority to interpret the provisions of the Option Plan and to prescribe or change rules relating to its administration. The Company pays for all costs and expenses of administering the Option Plan.

    STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved a total of 43,876 shares of common stock ("Option Shares") for use under the Option Plan. Each time an Option is exercised, one of the Option Shares will be issued to the Option holder. Option Shares may be authorized and unissued shares of the Company's common stock or shares previously issued and reacquired by the Company. Any Option Shares that are subject to Options granted under the Option Plan that have expired or terminated, or that have been forfeited or canceled without having been exercised or vested in full, will be available for use under the Option Plan.

    ELIGIBILITY. Any employee of the Company or the Bank can be selected by the Committee to participate in the Option Plan. An employee who is selected to participate in the Option Plan will be known as an "Eligible Individual." As of September 30, 1999 there were approximately ten employees who were Eligible Individuals. Members of the Boards of Directors of the Company and the Bank who are not officers and employees, are also eligible to participate in the Option Plan. Each of these individuals will be known as an "Eligible Director." As of September 30, 1999 there were nine Eligible Directors.

    TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Option Plan provides for the grant of Options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and for the grant of non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. These restrictions are contained in the Option Plan document. In no event may a single Eligible Individual be granted an Option for more than 43,875 shares. Unless otherwise designated by the Committee, Options granted under the Option Plan to Eligible Individuals will be ISOs. Each ISO grant will be exercisable at a price per share equal to the fair market value of a share of Common stock on the date of the Option grant. An ISO Option will generally be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons OTHER THAN death, disability or discharge for cause; one year after termination of employment due to death or disability; and immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than the fair market value of a share of Common stock when the Option is granted. An Option holder's right to exercise Options will be suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

    Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, shares of Common stock already owned by the Option holder. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and following the death of the Option holder.

    TERMS AND CONDITIONS OF OPTIONS GRANTED TO OUTSIDE DIRECTORS. Effective on the Option Plan Effective Date, each person who was an Eligible Director on such date was granted a NQSO to purchase 1,645 Option Shares. Thereafter, Option grants to Eligible Directors will be made at the time, in the amount and under the terms and conditions determined by the Board of Directors. All Options will have an exercise price equal to the fair market value of a share of Common stock on the date of grant and an exercise period commencing on the date of the grant and expiring on the earliest of (i) the date the person ceases to be an Eligible Director due to a removal for cause (in accordance with the Bylaws of the Bank or the Company, as applicable) and (ii) the last day of the ten year period commencing on the date the Option was granted.

    Due to the special federal income tax rules applicable to ISOs, Eligible Directors participating in the Option Plan may only be granted Options that are NQSOs. Upon the exercise of a NQSO, the Eligible Director will be required to pay the applicable exercise price in full. The Option Plan permits the Eligible Director to pay the exercise price in cash or in other consideration, such as through the tender of shares of Common stock already owned by the Eligible Director.

    CONDITIONS IMPOSED ON ALL OPTION HOLDERS. Any Eligible Individual or Eligible Director who is granted an option as of the Option Plan Effective Date may exercise such Option Shares in the following maximum amounts:

    - Beginning on the first anniversary and before the second anniversary of the Effective Date, 20% of the Shares subject to the Option when granted.

    - Beginning on the second anniversary and before the third anniversary of the Effective Date, 40% of the Shares subject to the Option when granted.

    - Beginning on the third anniversary and before the fourth anniversary of the Effective Date, 60% of the Shares subject to the Option when granted.

    - Beginning on the fourth anniversary and before the fifth anniversary of the Effective Date, 80% of the Shares subject to the Option when granted.

    - Beginning on the fifth anniversary, the remaining Options.

    All Option Shares not previously available for purchase will become available for purchase on the date of the Option holder's death or disability, as such term is defined in the Option Plan.

    MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Option Plan and the outstanding Options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be canceled upon 30 days written notice to the Option holder so long as the Option holder receives payment determined by the Board to be the equivalent value of the canceled Options. Article VII of the Option Plan also authorizes the Committee, in its discretion, to adjust outstanding Options to equitably reflect any extraordinary dividend that may be paid after December 18, 1999, including any non-taxable return of capital. Such adjustment may take the form of a cash payment or an adjustment of the Exercise Price. No representation is made that any such dividend will be declared or paid.

REGULATORY RESTRICTIONS

    The Option Plan shall be construed to comply with the applicable OTS regulations. The OTS has not endorsed or approved the Option Plan. No representation to the contrary shall be made.

    Article VII of the Option Plan provides for accelerated vesting of outstanding Options in the event of a termination of service constituting Retirement (as defined in the Option Plan) after December 18, 1999. Article VII also provides that after December 18, 1999, the Compensation Committee may, in its discretion, establish a different vesting schedule than presently provided in the Option Plan in determining the exercisability of Options. The provisions of Article VII will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

    Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Committee. However, if the Option Plan is suspended or terminated, all Options granted under the Plan that are outstanding on the date of the suspension or termination will remain outstanding under the terms of the agreements granting such Options.

    The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, this amendment will be subject to approval by the shareholders of the Company to the extent required to comply with Code Section 162(m) or Code
Section 422. No amendment may be made unless it is consistent with section 563b.3(g) of the OTS Regulations.

FEDERAL INCOME TAX CONSEQUENCES

    A summary of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan is set forth below. It should be noted that any change in the applicable law or regulation or in the policies of various taxing authorities may have a material effect on this summary.

    There are no federal income tax consequences for the Company or the Option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the Option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the Option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

    With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the Option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an Option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the NQSO equal to the amount which the Option holder is required to include as ordinary income. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

    The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
ARTICLE VII OF THE 1999 RFS BANCORP, INC. STOCK OPTION PLAN.
--------------------------------------------------------------------------------

        ----------------------------------------------------------------

                                   PROPOSAL 3
        APPROVAL OF ARTICLE X OF THE 1999 RECOGNITION AND RETENTION PLAN

        ----------------------------------------------------------------

GENERAL PLAN INFORMATION

    The stockholders of the Company approved the RRP, and the RRP became effective on June 28, 1999 (the "RRP Effective Date"). The RRP allows the Company to grant restricted stock awards ("Awards") to certain officers, employees and outside directors. A "restricted stock award" constitutes a right to receive a certain number of shares of Common stock upon the Award holder's satisfaction of certain requirements, such as completion of five years of service with the Company. As a general rule, if the Award holder fails to fulfill the requirements contained in the restricted stock award, it will not vest. Instead, the Award will be forfeited and canceled. The RRP, like the Option Plan, is not subject to ERISA.

    Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to Stock plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RRP contains certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee (as defined in the RRP) of the Company.

    OTS ruling positions permit the elimination of the provisions of the RRP which reflect the restrictions and limitations described above, provided that shareholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. Article X of the RRP, which was included in the RRP approved by shareholders on June 29, 1999 but by its terms will become effective only if approved by the shareholders of the Company again at a meeting held after December 18, 1999, eliminates such restrictions and limitations (these changes to the RRP are collectively referred to herein as "Article X").
Article X does not increase the number of shares reserved for issuance under the RRP or alter the classes of individuals eligible to participate in the RRP. In the event that Article X is not approved by the shareholders at the Annual Meeting, Article X will not take effect, but the RRP will remain in effect. The principal provisions of the RRP, including the provisions set forth in
Article X, are summarized below. The full text of Article X of the RRP is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of Article X provided below is qualified in its entirety by such reference.

PURPOSE OF THE RRP

    The RRP is also a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of the Company by providing key personnel and directors with an incentive to achieve corporate objectives. Awards granted under the RRP are also used to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The RRP will also assist the Company in attracting and retaining top-notch officers, employees and directors through future awards to be made from the RRP's share reserve.

DESCRIPTION OF THE RRP

    ADMINISTRATION. The members of the Compensation Committee (the "Committee") administers the RRP. The Committee has the authority to determine, in accordance with the terms of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, and the terms of such Awards, such as the conditions that must be satisfied by the Award holder in order for the Award to become "vested" and distributable to the Award holder. Subject to certain restrictions contained in the RRP, the Committee has complete authority to interpret the RRP and to prescribe or change any rules it may implement concerning the administration of the RRP. The Company pays for all costs and expenses of administering the RRP.

    STOCK SUBJECT TO THE RRP. The Company established a trust ("Trust") and has and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as the Board may determine, in its discretion. No contributions by participants will be permitted. The trustee ("Trustee"), invests the assets of the Trust in shares of common stock and in such investments including savings accounts, time or other interest bearing deposits or other interest bearing obligations of the Company, in the proportions determined by the Committee. However, the Trustee is not authorized to purchase more than 17,550 shares of common stock for the RRP. The Trustee will purchase shares of Common stock on the open market, but it may also purchase shares of Common stock from the Company or in private transactions.

    ELIGIBILITY. Any employee of the Company or the Bank can be selected by the Committee to participate in the RRP. Each of these individuals are known as an "Eligible Individual." As of September 30, 1999, there were approximately ten employees who were Eligible Individuals. Members of the Boards of Directors of the Company and the Bank are also eligible to participate in the RRP. Each of these individuals will be known as an "Eligible Directors." As of September 30, 1999 there were nine Eligible Directors.

    AWARDS TO OUTSIDE DIRECTORS. On the RRP Effective Date, each Eligible Director received an Award of 658 shares. Thereafter, Awards to Eligible Directors will be made at the time, in the amount and under the terms conditions determined by the Board of Directors. As a general rule, these Awards will vest in annual 20% installments over a five year period, subject to accelerated vesting upon certain circumstances, as described below.

    AWARDS TO OFFICERS AND EMPLOYEES. On the RRP Effective Date, the President and Chief Executive Officer received an Award of 4,388 shares and the Executive Vice President and Chief Financial Officer received an Award of 2,633 shares. These shares will vest in 20% installments over a five year period subject to accelerated vesting under certain circumstances, as described below. After the RRP Effective Date, the Committee may, in its discretion, grant Awards of restricted stock to other Eligible Individuals. The Committee will determine at the time of the grant, the number of shares of common stock that will be subject to the Award and the vesting schedule applicable to the Award. At the time the Award is granted, the Committee may, in its discretion, establish other terms and conditions applicable to the Award.

    TERMS AND CONDITIONS OF AWARDS. Stock subject to Awards will be held in the Trust, pursuant to the terms of the RRP, until the Awards become vested. An individual who has been granted an Award will be entitled to exercise voting rights with respect to the shares covered by the Award, regardless of whether the Award has vested. In addition, the Award holder will be eligible to receive any cash dividends declared and paid with respect to the shares covered by the Award regardless of whether the Award has vested. The Committee will exercise the voting rights with respect to the shares of common stock held in the Trust that have not been allocated to participants under the RRP. The Committee will direct the Trustee to exercise these voting rights in a manner that best reflects the voting directions given by the RRP participants for their Awards. Each Award holder will also be entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to the shares of common stock covered by the Award regardless of whether the Award has vested. If the Award holder does not give any directions in response to such offer, the shares will not be tendered or exchanged. The Committee will direct the Trustee to respond to any tender offer, exchange offer or other offer in a manner that best reflects the directions given by the participants in the RRP.

    The shares covered by an Award will become vested in accordance with the terms of the Award. As soon as practicable following the vesting of an Award, the Trustee will transfer the shares covered by the Award to the Award holder. As a general rule, shares covered by an Award granted to either an Eligible

Individual or an Eligible Director under the RRP will vest at the rate of 20% per year on each anniversary of the date of grant. The RRP does, however, provide that shares covered by the Award will become 100% vested on the date of the recipient's death or disability (as disability is defined in the RRP). If an Award holder terminates employment or ceases to be a director for reasons other than death or disability, the individual will forfeit his rights to the unvested shares that were held for him in the Trust. Individuals may designate a beneficiary to receive distributions from the RRP in the event of the Award holder's death.

    MERGERS AND REORGANIZATIONS. The number of shares available under the RRP and Awards granted under the RRP will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property so received in the trust fund so that the Awards will then be adjusted by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

REGULATORY RESTRICTIONS

    The RRP shall be construed to comply with the applicable OTS Regulations. The OTS has not approved or endorsed the RRP. No representation to the contrary shall be made.

    Article X of the RRP provides for accelerated vesting of outstanding Awards in the event of a termination of service constituting Retirement (as defined in the RRP) after December 18, 1999. Article X also provides that after December 18, 1999, the Compensation Committee may, in its discretion, establish a different vesting schedule than presently provided in the RRP. The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of the majority of the shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

TERMINATION OR AMENDMENT OF THE RRP

    The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the Committee, but the RRP may not be terminated while there are outstanding Awards that may become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

FEDERAL INCOME TAX CONSEQUENCES

    A summary of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP is provided below. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the summary provided below.

    A restricted stock award granted under the RRP does not result in federal income tax consequences to either the Company or the Award holder. Upon the vesting of the Award and the distribution of the vested shares, the Award holder will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, for the same amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the Award holder, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an Award holder's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

    The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
ARTICLE X OF THE 1999 RFS BANCORP, INC. RECOGNITION AND RETENTION PLAN.
--------------------------------------------------------------------------------

        ----------------------------------------------------------------

                                   PROPOSAL 4
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        ----------------------------------------------------------------

The Board of Directors has appointed Shatswell, MacLeod & Co., P.C. as our independent auditors for the Company for the fiscal year ending September 30, 2000, and we are asking shareholders to ratify the appointment. Representatives of Shatswell, MacLeod & Co., P.C. are not expected to attend the Annual Meeting.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SHATSWELL, MACLEOD & CO., AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.
--------------------------------------------------------------------------------

        ----------------------------------------------------------------

                                   PROPOSAL 5
         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY
             COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                     A MOTION TO ADJOURN THE ANNUAL MEETING

        ----------------------------------------------------------------

GENERAL

    The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order and to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

    The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual Meeting ("Proposal 5") require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 5. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 5. The Company intends to vote for the authorization of the Board of Directors to vote upon such other business as may properly come before the Annual Meeting thereby ensuring a quorum and the likelihood of the approval of Proposal 5.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

INFORMATION ABOUT STOCKHOLDER PROPOSALS

    If you wish to submit proposals to be included in our proxy statement for the 2001 Annual Meeting of Shareholders, we must receive them by August 18, 2000, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. Section240.14a-8 of the rules and regulations promulgated by the SEC.

    In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

    - You must be a stockholder of record and have given timely notice in writing to the Secretary of the Company.

    - Your notice must contain specific information required in our Bylaws.

                                        By Order of the Board of Directors,

                                        [SIGNATURE]

                                        Ernest F. Becker
                                        SECRETARY

Revere, Massachusetts
December 16, 1999

--------------------------------------------------------------------------------

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                                   APPENDIX A
                           ARTICLE VII OF OPTION PLAN
         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

    SECTION 7.1 ACCELERATED VESTING UPON RETIREMENT.

    Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, in the event that any Option holder terminates Service and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement.

    SECTION 7.2 DISCRETION TO ESTABLISH VESTING SCHEDULES.

    Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, after December 18, 1999, section 4.2(d) and section 4.3(d) shall apply in determining the exercisability of Options granted to Eligible Individuals and Eligible Directors, respectively, only if no different vesting schedule is established by the Committee, or the Board in the case of Eligible Directors, and specified in the agreement evidencing an outstanding Option.

    SECTION 7.3 ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS.

    Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, in the event that the Company shall, after December 18, 1999, declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

    (a) make an equivalent payment to each person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; PROVIDED, HOWEVER, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

    (b) adjust the Exercise Price of each outstanding Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend: or

    (c) take the action described in section 7.3(a) with respect to certain outstanding Options and the action described in section 7.3(b) with respect to the remaining outstanding Options.

    SECTION 7.4 NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.

    Notwithstanding anything contained in this Article VII to the contrary, the provisions of this Article VII shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (other than Revere, MHC) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

                                   APPENDIX B
                                ARTICLE X OF RRP
         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

    SECTION 10.1 ACCELERATED VESTING UPON RETIREMENT.

    Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, in the event that any Award recipient terminates Service and such termination constitutes a Retirement, all Awards outstanding to such recipient on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement.

    SECTION 10.2 DISCRETION TO ESTABLISH VESTING SCHEDULES.

    Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, after December 18, 1999, section 7.1 or section 7.2 shall apply in determining the vesting of Awards granted to Eligible Individuals or Eligible Directors, respectively, only if no different vesting schedule is established by the Committee, or the Board in the case of Eligible Directors, and specified in the notice evidencing an outstanding Award.

    SECTION 10.3 NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.

    Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (other than Revere, MHC) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

RFS Bancorp, Inc.                                              REVOCABLE PROXY


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
   RFS BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              JANUARY 19, 2000.


The undersigned stockholder of RFS Bancorp, Inc. hereby appoints Arno P. Bommer, Ernest F. Becker and James J. McCarthy, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of RFS Bancorp, Inc. held of record by the undersigned on December 3, 1999, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Time, on January 19, 2000, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated December 16, 1999 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3, 4 AND 5.

        PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
            AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3, 4 AND 5.

I WILL ATTEND ANNUAL MEETING.
\ \

Please Mark Your Choice Like This
in Blue or Black Ink.
\x\

------------------------------------------------------------------------------
1. Election of three Directors for terms of three years each. NOMINEES:
   Carmen Mattuchio, Mark Robinson, and John J. Verrengia.

   FOR           AGAINST            ABSTAIN
   \ \             \ \                \ \
------------------------------------------------------------------------------
   INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


------------------------------------------------------------------------------
2. Approval of Article VII of the RFS Bancorp, Inc. 1999 Stock Option Plan.

   FOR           AGAINST            ABSTAIN
   \ \             \ \                \ \
------------------------------------------------------------------------------
3. Approval of Article X of the RFS Bancorp, Inc. 1999 Recognition and Retention Plan.

   FOR           AGAINST            ABSTAIN
   \ \             \ \                \ \
------------------------------------------------------------------------------
4. Ratification of the appointment of Shatswell, MacLeod & Co. as independent auditors for the fiscal year ending September 30, 2000.

   FOR           AGAINST            ABSTAIN
   \ \             \ \                \ \
------------------------------------------------------------------------------
5. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

   FOR           AGAINST            ABSTAIN
   \ \             \ \                \ \
------------------------------------------------------------------------------

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting dated December 16, 1999.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Signature(s)

Dated:                                                                 , 200
      ----------------------------------------------------------------      --

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.